Prepayments and other assets (Details) - USD ($) $ in Thousands		Nov. 30, 2022	Aug. 31, 2022
Prepayments And Other Assets
Prepaid expenses		$ 713	$ 699
Commitment fees	[1]	507	507
Total prepayments and other assets		$ 1,220	$ 1,206

[1]	Consists of commitment fees paid with respect to a share purchase agreement whereby the Company, at its sole discretion, has the right to sell up to $10 million of its shares over a 36-month period.